As filed with the Securities and
                   Exchange Commission on September 30, 1999
                               File No. 000-24987


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report
               Pursuant to Section 13 or 15(d) of the Exchange Act

                       Date of Report: September 30, 1999


                             AEI ENVIRONMENTAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)


              000-24987                                 05-0499526
      (Commission File Number)             (I.R.S. Employer Identification No.)



  105 East First Street, Hinsdale, IL                     60521
(Address of Principal Executive Offices)               (Zip Code)


                                 (630) 325-6900
              (Registrant's Telephone Number, Including Area Code)


                              CHUHAK &TECSON, P.C.
                     225 WEST WASHINGTON STREET, SUITE 1300
                             CHICAGO, IL 60606-3418
              ---------------------------------------------------
                     (Name and Address of agent for service)


              ---------------------------------------------------

                           FORWARD LOOKING STATEMENTS

              ---------------------------------------------------

THIS FORM 8-K AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME BY AEI ENVIRONMENTAL, INC. (HEREINAFTER REFERRED TO AS "AEI" AND/OR "COMPANY" AND/OR "REGISTRANT") OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIFTEEN U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF AEI AND MEMBERS OF ITS MANAGEMENT TEAM AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED.

PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING
STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.1 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.

INFORMATION INCLUDED IN THIS REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     (a)    Change in Control

Oak Brook Capital I, Inc. (the "Company") was incorporated under the laws of the State of Colorado on May 15, 1998. It was incorporated as a "blind pool" or "blank check" company for the purpose of seeking to acquire one or more properties or businesses. The Company elected to voluntarily file a registration statement in order to become a reporting company under the Securities Exchange Act of 1934, as amended (the "34 Act").

On September 13, 1999, the Company's sole officers and directors executed a Plan of Merger Agreement (the "Plan") with Agtech Environmental, Inc., a Delaware corporation ("AEI") whereby AEI shareholders will agree to receive one (1) share of newly issued common stock of the Company (the "Shares") for every one (1) share of AEI each respective AEI shareholder holds. The transaction with AEI will be a private placement transaction in reliance upon an exemption from registration under the Securities Act of 1933.

The transaction will result in a change in control of the Company because following its exchange of the Shares, AEI shareholders will own approximately 97.44% of the 10,271,780 fully diluted issued and outstanding Common Stock of the Company.

AEI is acquiring control of the Company in anticipation of operating as a
Section 12 fully reporting company, pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

The Plan contemplates a series of transactions which will result in a change of control of the Company. At the effective time of the Merger, (i) each share of $0.01 par value Class A Common Stock of AEI issued and outstanding shall be converted into and become one (1) share of Common Stock of the Company, (ii) each share of $0.01 par value Class B Common Stock of AEI issued and outstanding shall be converted into and become 0.28249 shares of Common Stock of the Company; (iii) each share of $0.01 par value Class C Common Stock of AEI issued and outstanding shall be converted into and become two thirds (2/3) shares of Common Stock of the Company. Each holder of outstanding Common Stock of AEI shall surrender shares of Common Stock of AEI, regardless of class, for shares of the Company, upon the ratios set forth above. Upon surrender to the Company of one or more stock certificates for Common Stock of AEI, each AEI shareholder shall be entitled to receive one or more stock certificates for the full number of shares of Common Stock of the Company into which the Common Stock of AEI so surrendered shall have been converted as aforesaid together with any dividends on the Common Stock of AEI as to which the payment date shall have occurred on or prior to the date of the surrender of said shares; and (iv) voluntary surrender of approximately 965,200 shares by the officers and directors of the Company.

In conjunction with completion of the transactions contemplated by the Plan, the current directors and officers of the Company will resign, the out-going directors will appoint successors designated by AEI, and the new directors will appoint new executive officers.

The following table sets forth the name, age and position of each of the persons expected to be designated by AEI to be appointed to the Company's Board of Directors and each of the persons expected to be appointed as an executive officer of the Company following completion of the transactions contemplated by the Plan:


Name and                                        Beneficially
Address                      Age                Owned Shares
_______________________      ___                ______________


Ed McMillan                  52                  3.61%
11578 Trail Ridge Place
Zionville, IN

Thomas F. Taft, Sr.          49                  7.68%
P.O. Box 1766
Greenville, NC

Mark Margason                43                  3.84%
105 E. First Street
Hinsdale, IL

Greg Ransdell                43                  4.54%
215 Bluegrass Road,
Suite C
Franklin, KY

John T. Zick                 55                  2.32%
708 E. Woodland Avenue
Hinsdale, IL


OFFICERS

The names, titles and address of the persons who, upon the effective date of the Plan, shall constitute the officers of AEI, and who shall hold office, subject to the By-Laws, until the first meeting of directors following the next annual meeting of shareholders, are as follows:

Name                    Title                      Address
__________________      _________________________  ___________________________

Greg Ransdell           Chief Executive Officer    215 Bluegrass Road, Suite C
                                                   Franklin, KY

Mark A. Margason        Secretary;                 105 E. First St.
                        Vice Chairman               Hinsdale, IL


Biographical Information:

Greg Ransdell:

Mr. Ransdell, a co-founder of the company, was the General Manager of U.S. operations for Vall, Inc. the 25th largest swine grower in the United States. Mr. Ransdell is the past General Manager of Prestage Farms, a privately-held feed mill and swine integrator with 15,000 sows in Mississippi. Mr. Ransdell was a Director of Production Services for Choctaw Maid Farms, a vertically integrated poultry grower and processor of 2 million birds per week. Mr. Ransdell has served as Senior Vice President of Valley Grain Products of Kentucky, a manufacturer of corn-based products. Mr. Ransdell received a B.S. in Accounting from California State University. Mr. Ransdell is leading the day to day management of the Company and will have responsibility for its profitability.

Mark Margason, B.S.B.A. degree from the University 1977, MBA in finance from the University of Denver 1979. Mr. Margason has a fifteen-year banking and investment banking career in Chicago Illinois with American National Bank and Trust Company of Chicago, Mellon Bank, and Citicorp North America leveraged capital division. Mr. Margason has banking and operational management experience in a broad range of energy industries. Mr. Margason has served on the Board of Directors of an integrated natural gas resources company and directed power plant developments for Americas Power Partners. Mr. Margason is a managing partner in MPI Venture Management. Mr. Margason is Secretary and Vice President for Americas Power Partners.

     (b)    Beneficial Ownership

The following table sets forth the beneficial ownership of the ownership of AEI outstanding common stock on September 30, 1999 by (i) each director and executive officer of AEI, (ii) all directors and executive officers of AEI as a group, and (iii) each shareholder who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of
AEI:

                               Shares of AEI
                               Common Stock to be
                               Beneficially Owned              Percent
Name and                       as of the Distribution          of
Address                        Record Date                     Class
______________________         ________________________        _________

Ed McMillan                    336,649                          3.61%
11578 Trail Ridge Place
Zionville, IN

Thomas F. Taft, Sr.            716,698                          7.68%
P.O. Box 1766
Greenville, NC

Mark Margason                  358,123                          3.84%
105 E. First Street
Hinsdale, IL

Greg Ransdell                  423,729                          4.54%
215 Bluegrass Road
Suite C, Franklin, KY

John T. Zick                   216,500                          2.32%
708 E. Woodland Avenue
Hinsdale, IL

All Officers and
Directors as a Group                                           21.99%

Management of AEI has advised that they may acquire additional shares of AEI Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The Plan of Merger was duly adopted by the Boards of Directors of the respective corporations on September 13, 1999, and approved by the Board of Directors and majority vote of the shareholders of the Company on September 13, 1999, and by the shareholders of AEI on September 13, 1999, in the manner prescribed by the Delaware General Corporation Law. The number of shares voted for the Plan of Share Merger was, with respect to each corporation, sufficient for approval as set forth below.

The number of shares of the Company outstanding at the time of such adoption was 1,228,000, and the number of Shares entitled to vote thereon was:

1,228,000.

The number of shares of AEI outstanding at the time of such adoption was 12,249,457, and the number of shares entitled to vote thereon was:

12,249,457.

The designation and number of outstanding shares of each class entitled to vote thereon as a class were:

NONE.

The number of shares voted for such Plan of Merger by OAK BROOK CAPITAL I, INC. was 1,105,200, and the number of shares voted against such Plan of Merger was:

NONE.

The number of shares voted for such Plan of Merger by AGTECH ENVIRONMENTAL, INC., was 9,973,483, and the number of shares voted against such Plan of Merger was:

NONE.

CONVERSION OF SHARES IN THE MERGER

     The mode of carrying into effect the Merger provided in this Agreement, and the manner and basis of converting the shares of AEI into shares of the Company are as follows:

     1. The Company Common Stock. No Shares of Common Stock, no par value, of the Company issued and outstanding at the effective time of the Merger shall be converted as a result of the Merger, and all of such shares shall remain issued shares of Common Stock of the Company.

     2. AEI Common Stock. At the effective time of the Merger, (i) each share of $0.01 par value Class A Common Stock of AEI issued and outstanding shall be converted into and become one (1) share of Common Stock of the Company; (ii) each share of $0.01 par value Class B Common Stock of AEI issued and outstanding shall be converted into and become 0.28249 shares of Common Stock of the Company; and (iii) each share of $0.01 par value Class C Common Stock of AEI issued and outstanding shall be converted into and become two thirds (2/3) shares of Common Stock of the Company. Each holder of outstanding Common Stock of AEI shall surrender shares of Common Stock of AEI, regardless of class, for shares of the Company, upon the ratios set forth above. Upon surrender to the Company of one or more stock certificates for Common Stock of AEI, each AEI shareholder shall be entitled to receive one or more stock certificates for the full number of shares of Common Stock of the Company into which the Common Stock of AEI so surrendered shall have been converted as aforesaid together with any dividends on the Common Stock of AEI as to which the payment date shall have occurred on or prior to the date of the surrender of said shares.

The resulting common share allocation (the "Allocation") of the Company will be as follows:

10,271,780 fully diluted, common shares of the Company will be issued and outstanding, inclusive of:

Option Holders of Class B Common Stock in AEI who may exercise and purchase up to NINE HUNDRED FORTY-TWO THOUSAND THREE HUNDRED FIFTY-NINE (942,359) shares of the Company

AEI shareholders will own approximately 97.44% of the 10,271,780 fully diluted, common shares of the Company issued and outstanding, inclusive of the shares to be transferred pursuant to Section 8 hereof.

     3. Surrender of AEI's Certificates. As soon as practicable after the Merger becomes effective, the Stock Certificates representing Common Stock of AEI issued and outstanding at the time the Merger becomes effective shall be surrendered for exchange to the Company as above provided. Until so surrendered for exchange, each such Stock Certificate nominally representing Common Stock of AEI shall be deemed for all corporate purposes (except for the payment of dividends, which shall be subject to the exchange of stock certificates as above provided) to evidence the ownership of the number of shares of Common Stock of the Company which the holder thereof would be entitled to receive upon its surrender to the Company.

     4. Issuance of Shares Subsequent to Merger. As soon as practicable after the Merger becomes effective, the Company shall issue to the shareholders of AEI, on the basis set forth in Section 2 above, the necessary shares of Common Stock in the Company. Thatcher and Werner agree to personally cause such action to be taken by the Company.

     5.    Fractional Interests.   No fractional shares of Common Stock of
the Company or certificate or scrip representing the same shall be issued. In lieu thereof each holder of AEI Common Stock having a fractional interest arising upon such conversion will be rounded up into one full additional share of Common Stock of the Company by the transfer agent.

     6. Status of Common Stock. All shares of Common Stock of the Company into which shares of Common Stock of AEI are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such shares of Common Stock of AEI.

     7. Independent Appraisal, Right to Dissent and Obtain Payment for Shares; Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the shares of AEI Common Stock which are paid in cash in lieu of conversion into the Company's Common Stock, as provided above in this Article VI, the Board of Directors of AEI shall establish the value of AEI's stock prior to the Merger, and shall afford to such shareholders of AEI all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Delaware General Corporation Law,
Section 262, et seq., as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

     8. Shares of Werner and Thatcher. Werner and Thatcher agree to cause nine hundred sixty-five thousand two hundred (965,200) shares of the Company owned by them to be transferred to such person or persons as AEI shall direct in writing within sixty (60) days following the effective time of the Merger.

EFFECT OF THE MERGER

At the effective time of the Merger, AEI shall succeed to, without other transfer, and shall possess and enjoy, all the rights, privileges, immunities, powers and franchises both of a public and a private nature, and be subject to all the restrictions, disabilities and duties of the Company, and all the rights, privileges, immunities, powers and franchises of the Company on whatever account, for stock subscriptions as well as for all other things in action or belonging to the Company, shall be vested in AEI; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectually the property of AEI as if it was the Company, and the title to any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of either of said Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the effective time of the Merger.


ITEMS 3 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5. OTHER EVENTS.

                            AEI Environmental, Inc.
                      Executive Summary of Business Plan

     The Company's authorized capital consists of 40,000,000 shares of Common Stock, without a par value. Each common share is entitled to one vote at the meetings of shareholders. All Common Shares are equal to each other with respect to liquidation rights and dividends rights. There are no preemptive rights to purchase any additional Common Shares. The Articles of Incorporation of the Company prohibit cumulative voting on the election of directors.

     AEI is an organization devoted to providing fully integrated environmental and operational control systems that address critical issues facing livestock growers. AEI focuses attention on cost effective solutions to improve a growers bottom line. The Company's principal assets consist of proprietary waste treatment technology, proprietary cooling and odor control systems technology, and software and hardware technologies relating to such applications.

     The Company's corporate headquarters are located at 105 E. First Street, Hinsdale, IL 60521. The Company's transfer agent is American Securities Transfer, Inc., 1825 Lawrence Street, Ste 444 Denver, CO 80020 (303) 298-5370.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
---------------------------------

As of the date of the filing of this Current Report on Form 8 K, the Registrant's Independent Auditor, Bersch Accounting, sc, is completing the consolidated audit of the historical financial statements of AEI that will provide for financial statement requirements prescribed by this Item 7(a).

In accordance with Item 7(a)(4) of Form 8 K, such financial statements will be provided as soon as practicably possible, but in any event no later than November 30, 1999.


(b)  Pro Forma Financial Information.

The pro forma financial statement required by this Item 7(b) will be filed no later than November 30, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AEI ENVIRONMENTAL, INC.

By:  /s/ Mark A. Margason

________________________________
MARK A. MARGASON
Vice Chairman

Date: September 30, 1999


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.


Signature                 Title                       Date
________________          ______________              _________________

/s/Mark Margason          Vice Chairman               September 30, 1999
                          & Director

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                        CURRENT REPORT FILED PURSUANT TO
                      THE SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------


                             AEI ENVIRONMENTAL, INC.

                                  EXHIBIT INDEX



      Exhibit No.  Exhibit
      __________   _______

x     2.1          Articles of Merger between Oak Brook Capital I, Inc.
                   and AEI Environmental, Inc., dated September 29, 1999;

x     2.2          Plan of Merger dated September 15, 1999;

#     3(a)         Articles of Incorporation

#     3(b)         Bylaws

#     4(a)         Agreements Defining Certain Rights of Shareholders

#     4(b)         Specimen Stock Certificate

x     5.1          Opinion of Mark T. Thatcher, P.C. regarding the legality
                   of the securities being offered hereby.

      7            Not applicable

      Exhibit No.  Exhibit
      ___________  _______

      9            Not applicable

x     10.1         Issuance of Restricted Shares from Authorized Shares

x     10.2         Opinion to Transfer Agent Authorizing Issuance of
                   Restricted Shares from Authorized Shares

      11           Not applicable

      14           Not applicable

      16           Not applicable

x     20.1         Board of Director's Resolution's authorizing merger and
                   name change from Oak Brook Capital I, Inc. to AEI
                   Environmental, Inc.;

      21           Not applicable

x     23.1         Consent of Counsel
                   (contained in Exhibit 5.1)

x     24.1         Consent of Dennis W. Bersch, CPA.

      27           Financial Data Schedule

      28           Not applicable

#     99.1         Safe Harbor Compliance Statement
____________________________

x     filed herewith

#     incorporated herein by reference from Registrant's Third
      Amendment to Form 10SB12G, filed July 29, 1999.